UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2000

UONLIVE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-26119	87-0629754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5/F, Guangdong Finance Building, 88 Connaught Road West, Hong Kong

 (Address of principal executive offices)

Registrant’s telephone number, including area code: (011) (852) 2116-3560

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2000, Uonlive Corporation (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation to change its name from Txon International Development Corporation to China World Trade Corporation. A copy of the Certificate of Amendment is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

On September 13, 2002, the Company filed a Certificate of Amendment to its Articles of Incorporation to effect a reverse stock split of its issued and outstanding common stock at a ratio of 1:30. A copy of the Certificate of Amendment is filed hereto as Exhibit 3.2 and is incorporated herein by reference.

On March 26, 2008, the Company filed a Certificate of Designation for Series A Convertible Preferred Stock (“Series A Preferred Stock”) with the State of Nevada. Each share of Series A Preferred Stock is convertible into 100 shares of common stock of the Company at any time after six months from the date of issuance, provided that there is sufficient authorized shares of common stock. Each share of Series A Preferred Stock is entitled to 100 votes and shall vote together with common stock as one class on all matters submitted to a vote of holders of common stock of the Company. In the event of any liquidation, dissolution or winding up of the Company, the holders of Series A Preferred Stock shall share the available assets for distribution pro rata with holders of common stock on an as converted basis. A copy of the Certificate of Designation is filed hereto as Exhibit 3.3 and is incorporated herein by reference.

On August 1, 2008, the Company filed a Certificate of Amendment to its Articles of Incorporation to change its name from China World Trade Corporation to Uonlive Corporation. A copy of the Certificate of Amendment is filed hereto as Exhibit 3.4 and is incorporated herein by reference.

On October 15, 2008, the Company filed a Certificate of Amendment to its Articles of Incorporation to increase the number of its authorized shares of common stock from 50,000,000 shares to 200,000,000 shares. A copy of the Certificate of Amendment is filed hereto as Exhibit 3.5 and is incorporated herein by reference.

On August 17, 2009, the Company filed a Certificate of Amendment to its Articles of Incorporation to effect a reverse stock split of its issued and outstanding common stock at a ratio of 1:100. The A copy of the Certificate of Amendment is filed hereto as Exhibit 3.6 and is incorporated herein by reference.

The foregoing amendments to the Company’s Articles of Incorporation became effective upon filing with the State of Nevada.

Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment filed with the State of Nevada on September 19, 2000
3.2	Certificate of Amendment filed with the State of Nevada on September 13, 2002
3.3	Certificate of Designation for Series A Convertible Preferred Stock filed with the State of Nevada on March 26, 2008
3.4	Certificate of Amendment filed with the State of Nevada on August 1, 2008
3.5	Certificate of Amendment filed with the State of Nevada on October 15, 2008
3.6	Certificate of Amendment filed with the State of Nevada on August 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UONLIVE CORPORATION

Date: September 8, 2014	By:	/s/ Tsun Sin Man Samuel
	Name:	Tsun Sin Man Samuel
	Title:	Chief Executive Officer